SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------



                Date of Report (Date of earliest event reported):
                                 April 23, 1998



                            H. F. Ahmanson & Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-8930                       95-0479700
--------------            ------------------------         -------------------
  (State of              (Commission File Number)             (IRS Employer
incorporation)                                             Identification No.)


4900 Rivergrade Road, Irwindale, California                         91706
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                 (626) 960-6311
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On February 13, 1998, H. F. Ahmanson & Company ("Ahmanson") consummated a merger with Coast Savings Financial, Inc. ("Coast"). Ahmanson is filing herewith the consolidated statement of financial condition of Coast and its subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997 and the accompanying notes. Such financial statements are attached hereto as Exhibit 99 and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
         -----------------------------------------------------

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number        Description
------        -----------

23            Consent of KPMG Peat Marwick LLP.

99 Consolidated statement of financial condition of Coast and its subsidiaries as of December 31, 1997 and 1996 and related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997 and the accompanying notes.









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


                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        H. F. AHMANSON & COMPANY



                                        By:  /s/ Madeleine A. Kleiner
                                            ------------------------------------
                                            Madeleine A. Kleiner
                                            Senior Executive Vice President
                                            and General Counsel





Date: April 23, 1998

























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


                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

23            Consent of KPMG Peat Marwick LLP.

99 Consolidated statement of financial condition of Coast and its subsidiaries as of December 31, 1997 and 1996 and related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997 and the accompanying notes.


























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